SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2005

 FIRST CAPITAL BANCORP, INC.
(Exact name of registrant as specified in charter)

Georgia	000-23991	58-2362335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 Holcomb Bridge Road, N.W., Suite A, Norcross, GA 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (888) 921-2265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.	Other Events.

On September 21, 2005, First Capital Bancorp, Inc. and Flag Financial Corporation issued a joint press release announcing each company’s shareholder approval of Flag Financial’s acquisition of First Capital. The transaction is expected to close in the fourth quarter of 2005, which is still subject to regulatory approval.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
	99.1	Press Release, dated September 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Date: September 26, 2005	By:	/s/ H.N. Padget, Jr.
H.N. Padget, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release, dated September 21, 2005.